UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

GLOBAL NET LEASE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT DATED MARCH 22, 2023 SUBJECT TO COMPLETION
[•], 2023
To the Stockholders of Global Net Lease, Inc.:
I am pleased to invite you to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Global Net Lease, Inc., a Maryland corporation (the “Company”), which will be held virtually on [•], [•], 2023 commencing at [•] Eastern Time. The items of business are listed in the following Notice of Annual Meeting of Stockholders and are more fully addressed in the proxy statement.
At the Annual Meeting you will be asked to elect two persons as Class III directors and to vote on one other proposal all as described in the accompanying Notice of 2023 Annual Meeting of Stockholders and proxy statement.
We hope you will be able to attend the Annual Meeting, but if you cannot do so it is important that your shares be represented. We urge you to please review the proxy statement carefully and use the Company’s GOLD proxy card to vote for the nominees on the other proposal, as soon as possible. You may authorize a proxy to vote your shares by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided, whether or not you plan to attend the Annual Meeting. For your convenience, you may also authorize a proxy to vote your shares by following the instructions on the enclosed GOLD proxy card. We urge you to please review the proxy statement carefully and submit your vote in advance of the Annual Meeting.
Your vote is very important. Please respond as soon as possible to help us avoid potential delays and additional expenses to solicit votes.
Thank you for your continued support. If you have any questions, please contact Innisfree M&A Incorporated, our proxy solicitor toll-free at (877) 750-8197. Banks and brokers may call collect at (212) 750-5833.
Sincerely,
James L. Nelson
Chief Executive Officer and President

PRELIMINARY PROXY STATEMENT DATED MARCH 22, 2023 SUBJECT TO COMPLETION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2023
[•], 2023
To the Stockholders of Global Net Lease, Inc.:
I am pleased to invite you to the 2023 Annual Meeting of Stockholders (including any postponement or adjournment thereof, the “Annual Meeting”) of Global Net Lease, Inc., a Maryland corporation (the “Company”), which is scheduled to be held at [•] Eastern Time on [•], [•], 2023. The Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live webcast. You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast by visiting [•]. To participate in the Annual Meeting, you must pre-register at [•] by [•], on [•].
If you plan to attend the Annual Meeting online, you will need the control number included on your GOLD proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at [•]. Online check-in will begin at [•] and you should allow ample time for the online check-in procedures.
At the Annual Meeting, you will be asked to consider and vote upon (1) the election of two persons to serve on our board of directors (the “Board of Directors” or the “Board”) until the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their respective successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and (3) the transaction of such other matters as may properly come before the Annual Meeting. The Board of Directors has fixed the close of business on [•], 2023 as the record date for the Annual Meeting. Only record holders of shares of the Company’s common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, please read the accompanying proxy statement.
You also may authorize your proxy by following the instructions on the GOLD proxy card. To authorize your proxy via the Internet, and to be admitted to the Annual Meeting at [•], you must have the control number that appears on the materials sent to you. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE BOARD’S NOMINEES TO BE ELECTED AND “FOR” PROPOSAL 2 USING THE ENCLOSED GOLD PROXY CARD.
IMPORTANT
Blackwells Onshore I LLC, an affiliate of Blackwells Capital LLC (together with its affiliates, “Blackwells”), attempted to provide notice of its intent to nominate two candidates for election to the Board as Class III directors and bring six non-binding advisory proposals for a vote of the stockholders at the Annual Meeting. However, the Board determined that the notice sent by Blackwells failed to comply with Maryland law and our Second Amended and Restated Bylaws, as amended, (the “Bylaws”) and therefore the Company rejected each of Blackwells’ purported director nominations and non-binding proposals. Blackwells has filed a complaint against the Company and another defendant in the Circuit Court of Baltimore City, Maryland relating to the attempted notice of nominations and proposals.
Unless Blackwells’ purported nominations and proposals are determined to be valid by the Maryland courts and are properly presented at the Annual Meeting, the nominations and proposals will be disregarded, and no proxies or votes in favor of the purported nominees or proposals will be recognized or tabulated at the Annual Meeting.
Accordingly, the Board strongly urges you to disregard any materials sent to you by or on behalf of Blackwells, and to NOT sign or return any white proxy cards sent to you by or on behalf of Blackwells. If you have already voted using a white proxy card sent to you by Blackwells, you can revoke it by following the instructions on the accompanying GOLD proxy card to vote, by completing and returning the enclosed GOLD proxy card or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person via webcast or not, it is important that your shares be voted on matters that come before the Annual Meeting. YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL READ THE PROXY STATEMENT AND AUTHORIZE A PROXY TO VOTE YOUR SHARES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD OR BY SUBMITTING YOUR VOTES VIA THE INTERNET.
By Order of the Board of Directors,
Christopher J. Masterson
Chief Financial Officer, Treasurer and Secretary

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN
If you have questions about how to vote your shares, or need additional assistance, please contact
Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders may call toll-free at (877) 750-8197
Banks and brokers may call collect at (212) 750-5833

GLOBAL NET LEASE, INC.

PRELIMINARY PROXY STATEMENT DATED MARCH 22, 2023 SUBJECT TO COMPLETION
PROXY STATEMENT
The accompanying GOLD proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Global Net Lease, Inc., a Maryland corporation (the “Company”), for use at the 2023 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”), which is scheduled to be held at [•] Eastern Time on [•], [•], 2023, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report to Stockholders for the year ended December 31, 2022 (our “2022 Annual Report”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. Mailing of paper copies of the accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying GOLD proxy card will begin on or about [•], 2023.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting is scheduled to be held on [•], [•], 2023 commencing at [•] Eastern Time. The Annual Meeting will be held in a virtual meeting format only and can be accessed online at [•]. There is no physical location for the Annual Meeting. To attend the virtual meeting, stockholders must register at [•] by [•], 2023 at [•] Eastern Time. To register, you will need your control number. Your control number will be supplied to you via your proxy card or on the instructions that accompany your proxy materials. At the Annual Meeting you will be allowed to vote your shares within the online portal, as well as to submit questions through the online portal. The online portal will open 15 minutes before the beginning of the Annual Meeting. If you have any technical disruptions or connectivity issues during the Annual Meeting, please allow for some time for the meeting website to refresh automatically, or for the meeting operator to provide updates.

If your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares in person at the meeting unless you obtain a legal proxy. Beneficial holders who want to attend and also vote in person at the Annual Meeting will need to obtain a legal proxy, in PDF or Image (gif, jpg, or png) file format, from the organization that holds their shares giving the right to vote their shares in person at the Annual Meeting and by presenting it with their online ballot during the meeting.
Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website [•]. Please have your voting instruction form or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than [•], on [•].
Q:
Why did you send me these proxy materials?

A:
You are receiving these materials because you owned shares of common stock, par value $0.01 per share (the “Common Stock”) as a “registered” stockholder or you held shares of Common Stock in “street name” at the close of business on [•], 2023, the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting. This Proxy Statement contains information related to the solicitation of proxies for use at the Annual Meeting.

We had [•] shares of Common Stock issued and outstanding on the Record Date.
Q:
Who is soliciting my proxy?

A:
This solicitation of proxies is made by and on behalf of our Board of Directors. Under applicable regulations of the U.S. Securities and Exchange Commission (the “SEC”), each of our directors and director nominees, and certain of our officers, are “participants” in this proxy solicitation on behalf of the Board. For more information about our directors and executive officers, please see “Board of Directors, Executive Officers and Corporate Governance” beginning on page 10 of this Proxy Statement. Additional information relating to our directors and director nominees as well as certain of our officers who are considered “participants” in our solicitation is included on Appendix A to this Proxy Statement. Other than the persons described in this Proxy Statement, no regular employees of our advisor, Global Net Lease Advisors, LLC (the “Advisor”), will solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. We have also engaged Innisfree M&A Incorporated (“Innisfree”) to, among other things, assist us in soliciting proxies. See “Who pays the cost of this proxy solicitation?” below for more information on our engagement with Innisfree and the costs of this solicitation.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. By submitting your proxy to us, you are appointing James P. Nelson and Christopher J. Masterson, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of Common Stock at the Annual Meeting.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to consider and vote upon:

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the election of two persons as Class III directors to serve until our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their respective successors are duly elected and qualify;

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the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

•
the transaction of such other matters as may properly come before the Annual Meeting.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock as of the close of business on the Record Date, or who holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting. Each share of Common Stock held as of the close of business on the Record Date entitles the holder to one vote.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of shares of our outstanding Common Stock as of the close of business on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes, to the extent any broker non-votes exist, will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which the New York Stock Exchange (“‘NYSE”) rules determine to be “non-routine,” without specific instructions from the beneficial owner. Additionally, brokers are not allowed to exercise their voting discretion with respect to matters which the NYSE rules would otherwise determine to be “routine” to the extent that the broker has provided the applicable beneficial owner with competing proxy materials (in addition to the Company’s proxy materials). Consequently, if Blackwells provides a beneficial owner with competing proxy materials (in addition to the Company’s proxy materials), the broker will not have discretionary authority as to any matter. Thus, beneficial owners of shares held in broker accounts are advised that, if Blackwells provides the owner with competing proxy materials (in addition to the Company’s proxy materials) and beneficial owners do not timely provide instructions to their broker, their shares will not be voted at the Annual Meeting in connection with any of the proposals, including the proposal to ratify the appointment of PwC. If a quorum is not established, we will not be permitted to conduct business at the Annual Meeting. We strongly encourage you to use the GOLD proxy card to authorize a proxy to vote your shares or provide voting instructions to your broker so that your vote will contribute toward establishing a quorum and permit the conduct of business at the Annual Meeting.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends you vote:

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“FOR” the election of Edward M. Weil, Jr. and James L. Nelson as Class III directors; and

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“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023.

Q:
How do I vote?

A:
Registered Stockholders.   Registered stockholders can vote in person at the meeting via webcast or by authorizing a proxy. Registered stockholders have the following options for authorizing a proxy to vote their shares:

•
via the Internet by following the instructions included on the enclosed GOLD proxy card; or

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if you requested a printed set of proxy materials, by completing, signing, dating and returning the enclosed GOLD proxy card.

For those registered stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, because it is quick, convenient and provides a cost savings to us. Authorizing a proxy to vote your shares via the Internet prior to the meeting date will ensure that your vote is recorded immediately and avoid postal delays that may cause your proxy to arrive late in which case your vote will not be counted.
If you are a registered stockholder and elect to attend the Annual Meeting, you can submit your vote during the Annual Meeting within the online portal, and any previous proxy that you authorized, whether by Internet or mail, will be superseded. To attend the Annual Meeting, you will need your control number. Your control number will be supplied to you via your GOLD proxy card.
Street Name Stockholders.   If you are the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. Please use the voting forms and instructions provided by your broker, bank or other nominee. In most cases, you will be able to do this by mail or via the Internet, or possibly by telephone depending on the broker’s procedures. As discussed herein, your broker, bank or other nominee may not be able to vote your shares on any matters at the Annual Meeting unless you provide instructions on how to vote your shares. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee.
Q:
What if I submit my proxy and then change my mind?

A:
Registered Stockholders.   If you are a registered stockholder, you have the right to revoke your proxy at any time before the Annual Meeting by:

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notifying our Secretary, in writing, at Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary;

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attending the Annual Meeting and voting in person;

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returning another proxy card dated after your first or prior proxy card; or

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authorizing a new proxy via the Internet to vote your shares.

Merely attending the Annual Meeting will not, by itself, revoke your proxy; you must cast a vote at the Annual Meeting following the instructions you receive upon registration. Only the most recent proxy or vote we receive before or during the Annual Meeting will be counted and all others will be discarded regardless of the method of voting.
Street Name Stockholders.   If you are the beneficial owner of your shares but not a registered stockholder, you should contact your broker, bank or other nominee to change your vote or revoke your proxy.

Q:
Will my vote make a difference?

A:
Yes. Shares of our Common Stock are widely-held. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements for the proposals?

A    • Proposal No. 1 — Election of Directors.   The election of each nominee for director requires the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present, in person via webcast or by proxy. There is no cumulative voting in the election of our directors. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of this proposal, withhold votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
•
Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.   This proposal requires the affirmative vote of a majority of all of the votes cast on the proposal at a meeting at which a quorum is present. For purposes of this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. As noted above, brokers may or may not have discretionary voting authority with regard to this proposal and accordingly, unless competing proxy materials are provided to the broker, we do not expect any broker non-votes in connection with this proposal.

Q:
How will GOLD proxies be voted?

A:
Shares of Common Stock represented by valid GOLD proxies will be voted at the Annual Meeting in accordance with the directions given. If the accompanying GOLD proxy card is signed and returned without any directions, the shares will be voted (1) “FOR” the election of Edward M. Weil, Jr. and James L. Nelson as Class III directors, both to serve until our 2026 Annual Meeting and until their successors are duly elected and qualify and (2) “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The Board does not intend to present, and except as described above, has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. If other matters requiring the vote of our stockholders properly come before the Annual Meeting, the persons named in the GOLD proxy card intend to vote the proxies held by them in their discretion.
Q:
Will my shares be voted if I do nothing?

A:
If you are a registered stockholder and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

If you are the beneficial owner of shares and hold your shares through a broker and your broker has provided you with competing proxy materials from Blackwells (in addition to the Company’s proxy materials), your broker may not vote your shares with respect to any of the proposals to be voted on at the Annual Meeting unless you provide the broker with voting instructions.
Q:
What should I do if I receive a white proxy card or other proxy materials from or on behalf of Blackwells?

A:
On October 24, 2022, Blackwells attempted to provide notice of its intent to nominate two candidates for election to the Board as Class III directors at the Annual Meeting. Blackwells also attempted to provide notice of its intent to submit six non-binding advisory proposals for a vote of the stockholders at the Annual Meeting. Our Board determined that Blackwells failed to satisfy the disclosure requirements of the “advance notice” provisions of the Bylaws which the Board concluded rendered both the nominations and the non-binding proposals invalid.

Blackwells has filed a complaint against the Company and another defendant in the Circuit Court of Baltimore City, Maryland seeking, among other things, to enjoin the Company from taking any steps to reject the purported nominations and proposals made by Blackwells and require the Company to count votes cast in favor of any of the persons purportedly nominated and the proposals purportedly submitted by Blackwells. For more information, see “Background to the Solicitation” beginning on page 8 of this Proxy Statement.
Unless Blackwells’ purported nominations and proposals are determined to be valid by the Maryland courts and are properly presented at the Annual Meeting, the nominations and proposals will be disregarded, and no proxies or votes in favor of the purported nominees or proposals will be recognized or tabulated at the Annual Meeting.
Because the Board of Directors determined that Blackwells’ purported nominees were not validly nominated under Maryland law and our Bylaws, unless the Maryland courts determine otherwise, the GOLD proxy card accompanying this Proxy Statement is not a “universal” proxy card and does not contain the names of Blackwells’ purported nominees. If Blackwells’ purported nominations are determined to be valid by the Maryland courts, we would be obligated to furnish universal proxy cards including the candidates nominated by Blackwells. We would also be required to discard any proxy cards that have already been returned by mail or the Internet. In such a scenario, your votes submitted prior to the dissemination of the universal proxy card will not be recognized or tabulated, and you will have to vote again on the universal proxy card that will be provided by the Company for your vote to be counted.
Blackwells has filed proxy materials with the SEC to solicit our stockholders in support of Blackwells’ purported nominees and proposals. The Board strongly urges you to disregard any materials sent to you by or on behalf of Blackwells, and to NOT sign or return any white proxy cards sent to you by or on behalf of Blackwells, or even to “withhold” from Blackwells’ purported nominees and proposals or vote “FOR” the Board’s nominees. The Company is not responsible for the accuracy of any information provided by Blackwells in solicitation materials filed or disseminated by or on behalf of Blackwells or any other statements that Blackwells may make.
If you have already voted using a white proxy card sent to you by Blackwells, you can revoke it by following the instructions on the enclosed GOLD proxy card to vote, by completing and returning the enclosed GOLD proxy card or by voting virtually at the Annual Meeting. Any vote on a white proxy card will revoke any GOLD proxy card that you may have previously submitted. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2024 annual meeting of stockholders (the “2024 Annual Meeting”) may do so by following the procedures prescribed in our Bylaws or, in the case of proposals submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by following the procedures specified by that rule. For additional information, including deadlines applicable to the 2024 Annual Meeting, see “Stockholder Proposals for the 2024 Annual Meeting” beginning on page [•] of this Proxy Statement.

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay the costs of soliciting on behalf of our Board of Directors. We have engaged Innisfree to, among other things, assist us in distributing and soliciting proxy materials. We expect to pay Innisfree aggregate fees of approximately $[•] to distribute proxies plus other fees and expenses for other services related to this proxy distribution, which may include disseminating broker search cards; distributing proxy materials; operating online voting systems; and receiving executed proxies. The Company also agreed to indemnify Innisfree against certain liabilities relating to, or arising out of, its retention. Innisfree expects that approximately [•] of its employees will assist in the solicitation.

We will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy materials to our stockholders. Our directors and executive officers and employees of affiliates of the Advisor may also solicit proxies on our behalf in person, via the Internet, by telephone, or by other electronic means of communication we deem appropriate, for which they will not receive any additional compensation.
Our aggregate expenses, including those of Innisfree, our outside legal counsel and other outside advisors, related to our solicitation of proxies in excess of expenses normally spent for an annual meeting of stockholders in which there is not a proxy contest, and excluding salaries and wages of our officers and the Advisor’s employees, are expected to be approximately $[•], of which approximately $[•] has been incurred as of the date of this Proxy Statement.
Q:
Where can I find more information or receive more than one set of proxy materials from the Company?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of GOLD proxy card, and 2022 Annual Report, at the following website: [•].

You can request a paper or electronic copy of the proxy materials, free of charge by calling Innisfree M&A Incorporated, our proxy solicitor toll-free at (877) 750-8197.
If you receive more than one set of proxy materials from the Company, some of your shares of Common Stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by one of the methods described herein. If you mail proxy cards, please sign, date and return each GOLD proxy card to guarantee that all your shares of Common Stock are voted.
On the other hand, you may receive only one set of proxy materials to our household even if two or more stockholders reside in such household. The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, among other things, send a single set of any proxy statement, annual report, notices or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.
We will promptly deliver, upon written or oral request, a separate copy of our 2022 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy was previously delivered. If you have any questions about this Proxy Statement or the Annual Meeting or if you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies please call our Investor Relations department at (866) 902-0063 or mail us a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Our email address is investorrelations@ar-global.com. Our website is www.globalnetlease.com.
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

BACKGROUND TO THE SOLICITATION
On September 16, 2022, Blackwells sent a letter to the Board of Directors outlining its views on the Company’s performance and requesting a meeting with the Board of Directors. Thereafter, Company representatives exchanged correspondence and held phone calls regarding Blackwells’ request for a meeting and the eventual scheduling on November 7, 2022.
On October 24, 2022, in a notice (the “Notice Letter”) sent to the Company, Blackwells, together with Related Fund Management, LLC (“Related”), attempted to nominate two candidates for election to the Board as Class III directors. Blackwells also attempted to submit six non-binding advisory proposals for a vote of the stockholders.
On November 7, 2022, P. Sue Perrotty, non-executive chair of the Board, Edward M. Weil, a member of the Board, and Michael Anderson, General Counsel Senior Vice President of AR Global Investments, LLC (the parent company of the Advisor), met with Jason Aintabi, Chief Investment Officer of Blackwells, and another representative of Blackwells. During the meeting, Mr. Aintabi made reference on several occasions to a “joint venture” between Blackwells and Related and a desire to have the Company conduct an external bid process to replace its external advisor and associated advisory agreement, in which Related would serve as a “stalking horse” bidder or negotiate directly with the Company to replace the advisor. Neither the “joint venture” nor Blackwells’ and Related’s intent to replace the advisor were identified or described in the Notice Letter, as required by the Company’s Bylaws.
On December 1, 2022, Blackwells filed a preliminary proxy statement with the SEC relating to the Annual Meeting.
On December 2, 2022, the Company advised Blackwells that the Board had rejected each of its director nominations and each of the non-binding proposals. The Board determined that the Notice Letter failed to comply with Maryland law and the Bylaws and contained certain material omissions and deficiencies. In the case of the director nominations, neither candidate satisfied the criteria for election as a “managing director,” as defined in and as required by the Bylaws. The Board also determined that Blackwells failed to satisfy the disclosure requirements of the “advance notice” provisions of the Bylaws because the notice provided no information regarding the “joint venture” or any of the related agreements, arrangements, or understandings between Blackwells and Related regarding the replacement of the Company’s external advisor, which the Board concluded rendered both the nominations and the non-binding proposals invalid.
On December 19, 2022, the Company filed a complaint against Blackwells, Related and certain others involved with the Blackwells proxy solicitation (collectively the “Defendants”), captioned Global Net Lease, Inc. v. Blackwells Capital LLC, et al., No. 1:22-cv-10702 (Dec. 19, 2022), in the United States District Court for the Southern District of New York (the “Federal Action”). The complaint alleges that Blackwells, Related and the other Defendants violated Section 14(a) of the Exchange Act, and Rule 14a-9 promulgated thereunder by omitting or misstating material information in materials filed by Blackwells, Related and the other Defendants. The complaint seeks, among other things, to (1) declare that the proxy materials filed by Blackwells and Related violate Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, (2) order Blackwells, Related and the other Defendants to publicly correct their material misstatements or omissions, (3) enjoin Blackwells, Related and the other Defendants from publishing any soliciting materials until each of them files corrective statements to address the material misstatements or omissions, and (4) preliminarily and permanently enjoin Blackwells, Related and the other Defendants from committing any further violations of federal securities law.
In addition, on December 19, 2022, Blackwells filed a complaint against the Company and another defendant captioned Blackwells Onshore I LLC v. Global Net Lease, Inc., et al., No. 24C22005195, in the Circuit Court of Baltimore City, Maryland (the “Maryland Action”). The complaint alleges that the Company committed a breach of contract and violated its duties under Maryland law by rejecting the purported nominations proposed by Blackwells and various proposals which Blackwells seeks to have considered at the Annual Meeting. The complaint seeks, among other things, (1) to enjoin the Company from interpreting its Bylaws in a fashion that would preclude Blackwells from nominating two candidates for election to the Company’s board, (2) to declare that the Company’s Bylaws do not preclude Blackwells’ nominees or business proposals, (3) to declare the Second Amendment to the Bylaws void and unenforceable, (4) to enjoin the

Company from taking any steps to reject the nominations made by Blackwells and require the Company to count votes cast in favor of any of the persons nominated by Blackwells, and (5) unspecified damages for purported breach of the Bylaws. The Company intends to vigorously defend against the claims.
On December 23, 2022, Blackwells filed a revised preliminary proxy statement with the SEC relating to the Annual Meeting.
On February 23, 2023, Blackwells published a presentation that, among other things, praised the Company’s “valuable and attractive property portfolios” and criticized the Company’s Advisory Agreement.
On January 18, 2023, Blackwells answered the Company’s complaint in the Federal Action and asserted four counterclaims that mirrored the claims asserted in the Maryland Action. From January to March 2023, the parties to the Maryland Action and Federal Action continued to pursue their claims.
On March 10, 2023, the Company filed a motion for preliminary injunction in the Federal Action asking the court to, among other things, enjoin Blackwells and Related from publishing additional soliciting materials or soliciting proxies during the pendency of the Federal Action or until Blackwells and Related make disclosure to correct the false and misleading statements that were included in various solicitation materials previous distributed by Blackwells and Related.
On March 16, 2023, the court in the Federal Action dismissed all of Blackwells’ counterclaims against the Company.
On March 20, 2023, Blackwells and Related filed an opposition to the Company’s motion for a preliminary injunction in the Federal Action.
On March 22, 2023, the Company filed this preliminary proxy statement with the SEC. As of the date of this filing, the Maryland Action and Federal Action remaining pending.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, two Class III directors will be elected to serve until the 2026 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board. Our Bylaws stipulate that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. The number of directors on our Board is currently fixed at seven persons. Six directorships are filled by four persons who are “independent directors” and two who are “managing directors”, as defined in our Bylaws. Additionally, the Board has one vacancy which resulted from the death of Mr. Lee Elman in November 2022. As of the date of this Proxy Statement, the Board has not filled that vacancy.
Under our Bylaws, an “independent director” means an individual who meets the qualifications of an independent director set forth in the Company’s Amended and Restated Corporate Governance Guidelines (the “Corporate Governance Guidelines”), as amended from time to time. Under our Bylaws, a “managing director” means an individual identified by the Advisor or, in the absence of identification, the individual then serving as the Company’s chief executive officer. Our Bylaws further provide that, in the event that an individual serving on the Board by virtue of his or her service as chief executive of the Company ceases to serve in that capacity, (i) the individual’s term of service as a director will cease immediately and (ii) the Advisor will be entitled to identify another individual to serve as a managing director to be elected to the Board. Any director of the Company may resign at any time by delivering his or her resignation to the Board, the chairman of the Board or the secretary. Any resignation will take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation will not be necessary to make it effective unless otherwise stated in the resignation.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about each member of the Board of Directors, including Edward M. Weil and James L. Nelson each of whom are Class III directors with terms expiring at the Annual Meeting. The Advisor has designated each of them as “managing directors” and both have been nominated for reelection. We have also included information regarding each of the continuing members of our Board and each of our executive officers:
Directors with Terms expiring at the Annual Meeting/Nominee	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
James L. Nelson	III, Managing Director	73	Director; Chief Executive Officer and President	2017	2023	2026
Edward M. Weil, Jr.	III, Managing Director	56	Director	2017	2023	2026
Continuing Directors
P. Sue Perrotty	II	69	Non-Executive Chair, Nominating and Corporate Governance Committee Chair	2015	2025
Dr. M. Therese Antone	I	83	Independent Director; Audit Committee Chair	2020	2024	—
Edward G. Rendell	I	79	Independent Director, Compensation Committee Chair	2012	2024

Directors with Terms expiring at the Annual Meeting/Nominee	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Abby M. Wenzel	I	62	Independent Director	2012	2024	—
Executive Officer (not listed above)
Christopher J. Masterson	N/A	40	Chief Financial Officer, Treasurer and Secretary	N/A	N/A	N/A
Nominees for Class III Director
James L. Nelson
James L. Nelson, a Class III director, has served as chief executive officer and president of the Company since August 2017. Mr. Nelson has also served as an independent director of the Company beginning in March 2017. Mr. Nelson has also served as chief executive officer of the Advisor and Global Net Lease Properties, LLC (the “Property Manager”) since August 2017. Mr. Nelson also currently serves as an independent director and chair of the audit committee of Chewy, Inc., a position he has held since July 2021. In addition, Mr. Nelson serves as an independent director and member of the audit committee of Xerox Holdings Corporation, a position he has held since May 2021. Mr. Nelson also served as an independent director and chairman of the audit committee for Roman DBDR Tech Acquisition Corp., a special purpose acquisition company, with a focus on companies in the technology, media and telecom industries from December 2020 to December 2021.
From March 2019 until October 2020, Mr. Nelson served as a director and member of the audit committee of Caesars Entertainment Corporation, and, from April 2014 until January 2021, he was a director of Herbalife Nutrition Ltd. Mr. Nelson has also served as a director of multiple other companies including: Icahn Enterprises G.P., Inc., the general partner of Icahn Enterprises L.P., from June 2001 to March 2019 where he also served on the audit committee; IEH Auto Parts LLC from June 2015 to March 2019; New York REIT, Inc. (“NYRT”) from November 2015 to June 2017; and Voltari Corporation from June 2011 through September 2015. Mr. Nelson was chairman and chief executive officer of Eaglescliff Corporation, a specialty investment banking, consulting and wealth management company, from 1986 until 2009, and also served as a chief executive officer and chairman of other businesses during that period, including Orbitex Management, Inc., a financial services company in the mutual fund sector.
Our Board of Directors believes that Mr. Nelson’s experience as a director and executive officer of multiple companies makes him well qualified to serve as a member of our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr., a Class III director, has served as a director of the Company since January 2017. Mr. Weil previously served as an executive officer of the Company, the Advisor and the Property Manager from their respective formations in July 2011, July 2011 and January 2012, until October 2014. Mr. Weil also previously served as a director of the Company from May 2012 until September 2014. Mr. Weil also has been the chief executive officer of AR Global Investments, LLC (“AR Global”) since January 2016 and owns a non-controlling interest in the parent of AR Global. He also serves in leadership positions at three other real estate investment trusts (“REITs”) advised by affiliates of AR Global: as chairman of the board of directors of Nasdaq-listed The Necessity Retail REIT, Inc. (“RTL”) and as chief executive officer and president of RTL and its advisor and property manager since November 2015; as executive chairman of NYSE-listed American Strategic Investment Co. (formerly known as New York City REIT, Inc.) (“NYC”) since November 2015 and as chief executive officer, president and secretary of NYC and its advisor and property manager since March 2017; and as a director of Healthcare Trust, Inc. (“HTI”) since October 2016 and as chief executive officer of HTI and its advisor and property manager since August 2018.
Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global, including: as chairman, chief executive officer, president of American Realty

Capital Healthcare Trust III, Inc. (“HT III”) until its liquidation and dissolution in March 2019; as executive chairman of American Realty Capital Global Trust II, Inc. (“Global II”) until its merger with GNL in December 2016; as a director of Franklin BSP Lending Corp. (formerly Business Development Corporation of America) (“FBLC”) until November 2016, when FBLC’s external advisor was acquired by Benefit Street Partners, L.L.C.; as chief executive officer, president and chairman of American Realty Capital — Retail Centers of America, Inc. until its merger with RTL in February 2017; as a trustee of American Real Estate Income Fund until its liquidation in August 2016; as a trustee of Realty Capital Income Funds Trust until its dissolution in January 2017; and as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc. during multiple periods until its dissolution and liquidation in April 2016. Mr. Weil also served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust from, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.
Our Board of Directors believes that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate makes him well qualified to serve as a member of our Board of Directors.
Continuing Directors
P. Sue Perrotty
P. Sue Perrotty, a Class II director, has served as non-executive chair and independent director of the Company since March 2015. Mr. Perrotty served as chairperson of our audit committee from July 2017 to March 2020, and as our nominating and corporate governance committee chair since March 2015. Ms. Perrotty has served as a member of the board of Tower Health, a regional, integrated healthcare provider/payer system, since July 2019, as its interim president and chief executive officer from February 2021 to August 2021, and as its president and chief executive officer since September 2021.
Ms. Perrotty served as chair of the audit committee of NYRT from December 2014 to June 2017 and a member of the board from September 2014 until November 2018, when NYRT ceased to be listed on the NYSE and converted into New York REIT Liquidating LLC. Ms. Perrotty then served as an independent member of the board of managers of New York REIT Liquidating LLC until July 2020. Previously, she has served as an independent director of HT III from August 2014, including as its audit committee chair from December 2014, until HT III’s liquidation and dissolution in March 2019 and as an independent director of Axar Acquisition Corp. (formerly known as AR Capital Acquisition Corp.) from October 2014 until its liquidation and dissolution in October 2017. Ms. Perrotty has served as president and chief executive officer of AFM Financial Services in Cranford, New Jersey since April 2011. Ms. Perrotty also has been an investor and advisor to several small businesses and entrepreneurs in varying stages of development since August 2008. Ms. Perrotty served in the administration of Governor Edward G. Rendell as chief of staff to First Lady, Judge Marjorie Rendell from November 2002 through August 2008. Ms. Perrotty served as vice chair of the Berks County Community Foundation and as development chair for the Girls Scouts of Eastern PA Board. Ms. Perrotty is a graduate of Albright College with a Bachelor of Science degree in Economics and was also awarded an Honorary Doctor of Laws degree from Albright College in 2010.
Our Board of Directors believes that Ms. Perrotty’s experience as a director and executive officer of multiple companies, as well as her other business experience, makes her well qualified to serve as a member of our Board of Directors.

Dr. M. Therese Antone
Dr. M. Therese Antone, a Class I director, has served as an independent director of the Company and as chairperson of the audit committee since March 2020. She serves as a member of the board of trustees of Davis Educational Foundation, a commissioner of the Rhode Island Ethics Commission, a member of the board of Holy Spirit University in Kaslik, Lebanon, a member of the board and treasurer of Newport Restoration Foundation, and a member of the board of trustees of Newport Hospital Foundation.
Dr. Antone previously served as a member of the board and compensation committee of Mercy Investment Services from January 2011 to December 2021, and as a commissioner of the Rhode Island Ethics Commission from January 2015 to December 2021. She has also previously served on the boards of many institutions and organizations, primarily in the education sector but also in the financial services sector. Dr. Antone has served as Chancellor at Salve Regina University since 2009, and her career at Salve Regina included tenure as a professor of mathematics and management and executive vice president for corporate affairs and advancement. Dr. Antone holds a Doctor of Education from Harvard University with emphasis in administration, planning and social policy. She holds a Master of Arts in mathematics from Villanova University and completed the international senior executive program at MIT’s Sloan School of Management.
Our Board of Directors believes that Dr. Antone’s experience as a director of the institutions and organizations described above, as well as her prior business experience makes her well-qualified to serve as a member of our Board of Directors.
Edward G. Rendell
Governor Edward G. Rendell, a Class I director, has served as an independent director of the Company since March 2012. Governor Rendell has served as our compensation committee chair since March 2017. Governor Rendell has served as an independent director of HTI since December 2015, of RTL since February 2017 and of FBLC since January 2011. Governor Rendell previously served as an independent director of RCA from October 2012 until the close of RCA’s merger with RTL in February 2017, an independent director of Business Development Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016.
Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011 and as the Mayor of Philadelphia from January 1992 through January 2000. Governor Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell has also worked as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
Our Board of Directors believes that Governor Rendell’s experience as a director of multiple companies, as well as his experience as the chief executive of Pennsylvania and Philadelphia, makes him well qualified to serve as a member of our Board of Directors.
Abby M. Wenzel
Abby M. Wenzel, a Class I director, has served as an independent director of the Company since March 2012. Ms. Wenzel has served as an independent director of NYC since March 2014 and as an independent director of Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) from September 2013 to June 2021. Ms. Wenzel was a shareholder of the law firm of Cozen O’Connor, resident in its New York office, as a member in the Business Law Department, until her retirement in June 2019. From January 2014 through December 2018, Ms. Wenzel served as co-chair of Cozen O’Connor’s Real Estate Group. Ms. Wenzel has extensive experience representing developers, funds and investors in connection with their acquisition, disposition, ownership, use, and financing of real estate. Ms. Wenzel also practiced in the capital markets practice area, focusing on capital markets, finance and sale-leaseback transactions. She also represented commercial banks, investment banks, insurance companies, and other financial institutions, as well as the owners, in connection with permanent, bridge, and construction loans, as well as senior preferred equity investments, interim financings and mezzanine financings. She has also represented lenders in connection with complex multiproperty/multistate corporate sales. Prior to joining

Cozen O’Connor, Ms. Wenzel was a partner with Wolf Block LLP, managing partner of its New York office and chair of its structured finance practice from October 1999 until April 2009. Ms. Wenzel currently serves as a trustee on the board of Community Service Society, an institution with a primary focus on identifying and supporting public policy innovations to support the working poor in New York City to realize social, economic, and political opportunities. Ms. Wenzel chairs the audit committee for Community Service Society. Ms. Wenzel also serves as a trustee on the board of The Citizen’s Budget Commission, a nonpartisan, nonprofit civic organization, founded in 1932, whose mission is to achieve constructive change in the finances and services of New York City and New York State government. Ms. Wenzel received her law degree from New York University School of Law and her undergraduate degree from Emory University.
Our Board of Directors believes that Ms. Wenzel’s experience as a director of multiple companies, as well as her experience in leadership positions at law firms and as a practicing attorney, makes her well qualified to serve on our Board of Directors.
Executive Officers
James L. Nelson
See “Nominees for Class III Directors — James L. Nelson” for Mr. Nelson’s biographical information.
Christopher J. Masterson
Christopher J. Masterson has served as chief financial officer, treasurer and secretary of the Company, the Advisor and the Property Manager since November 2017. Mr. Masterson has also served as the chief financial officer and treasurer of NYC and its advisor and property manager since September 2019. Mr. Masterson joined AR Global in February 2013 and has served in various roles during his tenure, including as chief accounting officer for the Company, RTL and RCA and as chief financial officer of BDCA Adviser II, LLC, the advisor to BDCA II. From October 2006 to February 2013, Mr. Masterson worked at Goldman Sachs & Co., where he most recently served as a vice president in the Merchant Banking Division Controllers team. From August 2004 until October 2006, Mr. Masterson worked as an auditor at KPMG LLP. Mr. Masterson is a certified public accountant in New York State, and he holds a B.B.A. from the University of Notre Dame and an M.B.A. from New York University.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for overseeing our Advisor and the management and control of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is under common control with AR Global. Mr. Weil is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
The Board of Directors held a total of 12 meetings and acted by written consent or electronically on 11 occasions during the year ended December 31, 2022. All directors attended all of the Board and committee meetings on which such directors served while they were a member of the Board of Directors, with the exception of Governor Rendell who did not attend the Board meeting on November 10, 2022 and Mr. Nelson who did not attend the Board meeting on December 1, 2022. All directors attended the 2022 Annual Meeting of Stockholders. We encourage all directors to attend our annual meetings of stockholders. The Board of Directors has a standing audit committee, conflicts committee, compensation committee and nominating and corporate governance committee.
Leadership Structure of the Board of Directors
Ms. Perrotty serves as non-executive chair of the Board. Mr. Nelson serves as our chief executive officer and president and is also a member of the Board of Directors. As chief executive officer and president of the Company, the Advisor and the Property Manager, Mr. Nelson is responsible for overseeing and implementing our day-to-day operations and business strategy. The Board of Directors believes that its leadership structure is appropriate in light of the Company’s business and operating environment but may modify this structure in the future.

The Board believes that having a majority of independent, experienced directors, provides the right leadership and corporate governance structure for the Company.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions and incurrence and assumption of debt and its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee reviews all matters relating to the independence of the members of the Board of Directors. The conflicts committee is responsible for reviewing and approving transactions with related parties, such as the Advisor, AR Global or any of their respective affiliates, and resolving other conflicts of interest. The compensation committee oversees all compensation plans, and, to the extent applicable, other compensation-related matters. The audit committee oversees our relationship with our independent registered public accounting firm, as well as management of accounting, financial, legal and regulatory risks.
Hedging Policy
The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of AR Global and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Audit Committee
Our audit committee is comprised of Dr. Antone, Ms. Perrotty and Ms. Wenzel, each of whom is “independent,” as described below, within the meaning of the applicable (1) requirements set forth in the Exchange Act and the applicable SEC rules and (2) listing standards of the NYSE. Dr. Antone is the chair of our audit committee. The amended and restated audit committee charter is available to any stockholder who sends a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. Our audit committee held seven meetings during the year ended December 31, 2022. All members of the audit committee attended all of the meetings while they were members of the audit committee. The audit committee charter is also available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Governance.” The Board has determined that Dr. Antone, Ms. Perrotty and Ms. Wenzel are each qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.
The audit committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

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the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2022 is discussed below under the heading “Audit Committee Report.”
Compensation Committee
The compensation committee is comprised of Governor Rendell and Ms. Wenzel, each of whom is “independent,” as described below, within the meaning of the applicable (1) requirements set forth in the

SEC rules and (2) listing standards of the NYSE. Governor Rendell is the chair of our compensation committee. In addition, all of the members of our compensation committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act. Our compensation committee held five meetings during the year ended December 31, 2022 and took action by written consent or electronically on one occasion. All members of the compensation committee attended these meetings. The amended and restated compensation committee charter is available to any stockholder who sends a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The compensation committee charter is also available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Governance.” The principal functions of the compensation committee are to:
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approve and evaluate all compensation plans, policies and programs, if any, as they affect our executive officers;

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review and oversee the Company’s annual process, if any, for evaluating the performance of our executive officers;

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oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock, restricted stock units in respect of shares of Common Stock (“RSUs”), dividend equivalent shares and other equity-based awards;

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assist the Board of Directors and the chairman in overseeing the development of executive succession plans, if any; and

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determine from time to time the remuneration for our non-executive directors.

The compensation committee administers the 2021 Omnibus Incentive Compensation Plan (the “Individual Plan”) and the 2021 Omnibus Advisor Incentive Compensation Plan (the “Advisor Plan” and together with the Individual Plan, the “2021 Equity Plan”), and the award of long-term incentive plan units of limited partnership in our OP (“LTIP Units”) granted to the Advisor pursuant to our multi-year outperformance agreement entered into in July 2021 (the “2021 OPP”). See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders” and “Certain Relationships and Related Transactions — Multi-Year Outperformance Agreements.”
The compensation committee is responsible for approving and administering all grants of awards to our executive officers, including any award of restricted shares that may be recommended by Mr. Weil or the Advisor. In carrying out its responsibilities, our compensation committee may delegate any or all of its responsibilities to a subcommittee or any other person to the extent consistent with our charter, our Bylaws, our Corporate Governance Guidelines and any other applicable laws, rules and regulations, including the NYSE rules. See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Compensation Discussion and Analysis” for further information regarding delegations of authority by the compensation committee.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is comprised of Ms. Perrotty, Ms. Wenzel and Governor Rendell, each of whom is “independent,” as described below, within the meaning of the applicable listing standards of the NYSE and the SEC. Ms. Perrotty is the chair of our nominating and corporate governance committee. Our nominating and corporate governance committee held three meetings during the year ended December 31, 2022. All members of the nominating and corporate governance committee attended these meetings. The second amended and restated nominating and corporate governance committee charter, second amended and restated Code of Business Conduct and Ethics (the “Code of Ethics”) and our Corporate Governance Guidelines are available to any stockholder who sends a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The nominating and corporate committee charter, the Code of Ethics and Corporate Governance Guidelines are also available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Governance.” The nominating and corporate governance committee is responsible for the following:
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providing counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees;

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overseeing the self-evaluation of the Board of Directors and, if any, the Board’s evaluation of management;

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periodically reviewing and, if appropriate, recommending to the Board of Directors changes to our corporate governance policies and procedures;

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identifying and recommending to the Board of Directors potential director candidates for nomination; and

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identifying and recommending committee assignments.

In evaluating directors for nomination to the Board and to serve as members of each committee of the Board, the nominating and Corporate Governance committee considers the applicable requirements under the Exchange Act, NYSE rules, the Company’s Corporate Governance Guidelines and the charter of the applicable committee and may consider such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
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personal and professional integrity, ethics and values;

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experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly held company in today’s business environment;

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experience in the Company’s industry and with relevant social policy concerns;

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experience as a Board member of another publicly held company;

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expertise and experience in an area of the Company’s operations;

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diversity of both background and experience;

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practical and mature business judgment, including ability to make independent analytical inquiries;

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the nature of and time involved in a director’s service on other boards or committees; and

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with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the board.

The nominating and corporate governance committee evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best advance the success of the business and exercise judgment using its diversity of experience. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences.
Except for specific requirements set forth in our Bylaws, the nominating and corporate governance committee has not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2024 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings.”
Conflicts Committee
Our conflicts committee is comprised of Governor Rendell, Ms. Perrotty and Dr. Antone, each of whom is “independent,” as described below, within the meaning of the applicable listing standards of the NYSE. Up until he passed on November 28, 2022, Mr. Lee M. Elman served as chair of the conflicts committee. A new chair has not yet been appointed to replace Mr. Elman. Our conflicts committee held two meetings during the year ended December 31, 2022. All members of the conflicts committee attended all of the meetings of the conflicts committee while they were members of the conflicts committee. The amended and restated conflicts committee charter is available to any stockholder who sends a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The conflicts committee charter is also available on the company’s website, www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Conflicts Committee Charter.”
For all related party transactions, the conflicts committee has the authority to:
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review and evaluate the terms and conditions, and determine the advisability of the transaction;

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in the absence of the board forming a special committee, negotiate the terms and conditions of the transaction, and, if the conflicts committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

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determine whether the transaction is in the best interests of the Company; and

•
recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction.

The conflicts committee also has the authority to review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the fees and expenses of the Advisor and its affiliates, as well as related matters.
Director Independence
The Board of Directors has currently set the number of directors at seven. As required by the NYSE, a majority of our directors must be “independent.” The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE, the Exchange Act and SEC rules. Based upon information provided by each director, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that each of Dr. Antone, Ms. Perrotty, Governor Rendell and Ms. Wenzel have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and is “independent” within the meaning of the applicable listing standards of the NYSE as well as the requirements set forth in the Exchange Act and applicable SEC rules.
Managing Directors
As described herein, our Bylaws require, among other things, that at any time the number of directors comprising the Board is less than five, one director must be a “managing director.” If at any time the number of directors comprising the Board is five or more, up to two directors must be “managing directors,” provided, however, that if only one managing director is identified by the Advisor, the Board will include one managing director. The term “managing director” is defined under the Bylaws as an individual identified by the Advisor or, if not identified, the individual serving as the Company’s chief executive officer. Mr. Nelson serves as our chief executive officer. Both Messrs. Nelson and Weil have been identified by the Advisor as “managing directors.”
Family Relationships
There are no familial relationships between any of our directors and executive officers.
Compensation Committee Interlocks and Insider Participation
No member of the compensation committee is or ever has been an officer or employee of the Company, and no member of the compensation committee had any relationships during 2022 requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. No executive officer serves as a member of a board of trustees or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the board or compensation committee. Accordingly, the fiscal year ended December 31, 2022 there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications in care of Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. The Secretary will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board. If the Board modifies this process, the revised process will be posted on the Company’s website, www.globalnetlease.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation Discussion and Analysis
Overview
We are an externally managed REIT. We do not have any employees except for one person who is based in Europe for tax purposes. We do not employ our named executive officers (“NEOs”), have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them other than with respect to the restricted shares granted to them in the fiscal years ended December 31, 2022, 2021 and 2020, respectively, as recommended by the Advisor and approved by the compensation committee as further discussed below. Our Advisor manages our day-to-day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our NEOs. We pay the Advisor and the Property Manager certain fees and reimburse them for certain expenses as required by the terms of our agreements with them. For further details regarding our arrangements with the Advisor, the Property Manager and their affiliates, see “Certain Relationships and Related Transactions.” Accordingly, our compensation committee does not make recommendations regarding the compensation paid to our NEOs except for approving any equity-based awards as described herein.
AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our NEOs. Our advisory agreement does not require our NEOs to dedicate a specific amount of time to fulfill their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our NEOs. Mr. Weil, a member of our Board, may, in his capacity as the chief executive officer of AR Global, participate in AR Global’s process for determining the compensation earned by, or paid to, our NEOs by the Advisor or its affiliates, but neither our Board nor our compensation committee is involved with, or consulted regarding, this process. The award of restricted shares to Messrs. Nelson and Masterson described in more detail below was recommended by the Advisor and approved by the compensation committee.
Expense Reimbursements
Our agreements with the Advisor and the Property Manager do not allow either entity to be reimbursed by us for compensation paid to individuals who also serve as our executive officers, or the executive officers of the Advisor, the Property Manager or any of their respective affiliates.
Equity Compensation
The compensation committee is responsible for approving and evaluating all compensation plans, policies and programs affecting our executive officers including any compensation plans, policies and programs we may adopt in the future. The compensation committee is also responsible for approving and administering all grants of awards under the 2021 Equity Plan including awards under the Individual Plan to our NEOs.
In February 2022, the compensation committee delegated authority to Mr. Weil to award up to 450,000 restricted shares under the Individual Plan to employees of the Advisor or its affiliates who provide services to the Company subject to certain limits and restrictions imposed by the compensation committee. The compensation committee remains responsible for approving and administering all grants under the Individual Plan to our executive officers, including any award of restricted shares approved upon the recommendation of Mr. Weil or the Advisor. No awards may be made pursuant to this delegation of authority to anyone who is also a partner, member or equity owner of the parent of the Advisor, such as Mr. Weil. During the year ended December 31, 2022, we issued 35,100 shares to Mr. Nelson and 30,900 restricted shares to Mr. Masterson as awards under the Individual Plan. Each of the awards were recommended by the Advisor and approved by the compensation committee. The unrestricted shares granted to Mr. Nelson were fully vested on the date of grant, and the restricted shares granted to Mr. Masterson vest in 25% increments on each of the first four anniversaries of the grant. The performance of our stock does not impact vesting of any of these awards.

In 2021, FTI Consulting, Inc. (“FTI”) was engaged by the Company to make recommendations to the Board and the compensation committee on the 2021 OPP. Neither FTI nor any other compensation consultant played any role on any matters related to the Company’s NEOs during 2022 or any prior period.
Summary Compensation Table
The following table summarizes the annual compensation received by our NEOs for the fiscal years ended December 31, 2022, 2021 and 2020:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
James L. Nelson, President and Chief Executive Officer	2022	$—	$—	$500,175	$52,445	$552,620
	2021	—	—	499,324	26,220	525,544
	2020	—	—	248,963	5,720	254,683
Christopher J. Masterson, Chief Financial Officer, Treasurer and Secretary	2022	$—	$—	$440,325	$67,449	$507,774
	2021	—	—	399,364	22,506	421,870
	2020	—	—	211,532	4,860	216,392

(1)
Value of awards of restricted shares calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in Note 13 to the financial statements in the Company’s Annual Report to Stockholders for the year ended December 31, 2022.

(2)
The amount reported as “All Other Compensation” represents the value of dividends and other distributions paid on unvested restricted shares.

Grants of Plan-Based Awards
The following table sets forth information with respect to awards granted under the Individual Plan during the fiscal year ended December 31, 2022 to our NEOs.
			All Other Stock Awards:
Name	Grant Date(1)	Committee Approval Date	Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(2)
James L. Nelson	May 5, 2022	March 7, 2022	35,100	$500,175
Christopher J. Masterson	April 25, 2022	March 7, 2022	30,900	$440,325

(1)
These awards were approved by the compensation committee on March 7, 2022. Unrestricted shares were issued on May 5, 2022 to Mr. Nelson and restricted shares were issued on April 25, 2022 to Mr. Masterson. Mr. Nelson’s shares were fully vested immediately upon issuance.

(2)
Grant date fair value of awards calculated in accordance with FASB ASC Topic 718 consisting of restricted shares and, with respect to Mr. Nelson, unrestricted shares, awarded by us pursuant to the Individual Plan.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information with respect to all outstanding equity-based awards held at the end of the fiscal year ended December 31, 2022 by our NEOs:
	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
James L. Nelson	26,819(1)	$337,115(2)
Christopher J. Masterson	52,706(1)	$662,514(2)

(1)
For Mr. Nelson, includes (i) 7,150 restricted shares which vest in 25% increments on each of the first four anniversaries of September 15, 2020, and (ii) 19,669 restricted shares which vest in 25% increments on each of the first four anniversaries of May 3, 2021.

For Mr. Masterson, includes (i) 6,075 restricted shares which vest in 25% increments on each of the first four anniversaries of September 15, 2020, (ii) 15,731 restricted shares which vest in 25% increments on each of the first four anniversaries of May 3, 2021, and (iii) 30,900 restricted shares which vest in 25% increments on each of the first four anniversaries of April 25, 2022.
(2)
Based on $12.57 per share, the closing price of our Common Stock on December 30, 2022, the last trading day of the fiscal year ended December 31, 2022.

Option Exercises and Stock Vested
The following table sets forth information regarding options exercised or restricted shares that vested during the fiscal year ended December 31, 2022.
	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
James L. Nelson	—	$—	45,231	$637,067
Christopher J. Masterson	—	$—	8,281	$111,807

(1)
The equity awards that vested during the fiscal year ended December 31, 2022 consist of restricted and, in the case of Mr. Nelson unrestricted, shares awarded by us pursuant to the Individual Plan.

(2)
The value realized on vesting is based on the closing price of our Common Stock on the vesting date (or the last trading day prior to the vesting date, if the vesting date occurs on a day that is not a trading day).

Potential Payments Upon Termination or Change in Control
The award agreements pursuant to which restricted shares that were outstanding as of the fiscal year ended December 31, 2022 were issued to Messrs. Nelson and Masterson provides that, except in connection with a Change in Control (as defined in the applicable award agreement), any unvested restricted shares held by Mr. Nelson or Mr. Masterson will be forfeited upon their termination by the Advisor, for any reason. Upon a Change in Control, 50% of the unvested restricted shares will immediately vest and the remaining unvested restricted shares will be forfeited. Accordingly, if a Change in Control had occurred on December 31, 2022, 50% of Mr. Nelson’s and Mr. Masterson’s unvested restricted shares would have immediately vested, with a value of $168,557 and $331,257, respectively, based on $12.57 per share, the closing price of our Common Stock on December 30, 2022, the last trading day of the fiscal year ended December 31, 2022.
As defined in the award agreement pursuant to which Messrs. Nelson and Masterson received restricted shares, “Change in Control” means: (a) any person is or becomes the “beneficial owner”, directly or indirectly, of securities of the Company representing 66% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the stockholders of the Company approve a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 34% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 66% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve (12) months ending on the date of the last sale or disposition having a similar effect).

Pay Ratio
As described above, we only have one employee based in Europe and the only annual compensation received by our chief executive officer from us is a grant of restricted shares. This grant does not reflect the salary, bonus and other benefits earned by, or paid to, him, which are determined by AR Global, the parent company of the Advisor. These amounts are not reimbursable by us and are not known by us. Accordingly, a ratio of the compensation our chief executive officer to our median employee would not be meaningful and has not been included in this Proxy Statement.
Compensation Policies and Practices Related to Risk Management
The compensation committee has determined that none of the Company’s compensation policies and practices create any risks that are reasonably likely to have a material adverse effect on the Company.
Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of the Advisor or any of its affiliates, we do not pay compensation for services rendered as a director. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending board or committee meetings.
We pay our independent directors a yearly retainer of $100,000 and an additional yearly retainer of $105,000 to the non-executive chair, in each case payable 50% in cash and 50% in restricted stock units, or “RSUs”; $2,000 for each meeting of the board or any committee attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of  $2,250 for three or more transactions reviewed and voted upon per electronic vote. If there is a Board meeting and one or more committee meetings in one day, the director’s fees may not exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee).
We pay an additional total yearly retainer of   $30,000 to each member of the audit committee, the compensation committee and the nominating and corporate governance committee, in each case payable 50% in cash and 50% in RSUs. RSUs in respect of the portion of the annual retainer payable in RSUs are awarded in connection with each annual meeting and vest ratably over a three-year period beginning on such annual meeting date in increments of one-third per annum.
We also pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in their capacity as an independent director of the Company, in the following amounts:
•
$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

•
$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

RSUs represent a contingent right to receive shares of Common Stock at a future settlement date, subject to the recipient satisfying applicable vesting conditions and other restrictions, as set forth in the Individual Plan and an award agreement evidencing the grant of RSUs. RSUs may not, in general, be sold or otherwise transferred until restrictions are removed and the rights to the shares of Common Stock have vested. Holders of RSUs do not have or receive any voting rights with respect to the RSUs or any shares underlying any award of RSUs, but such holders are generally credited with dividend or other distribution equivalents which are subject to the same vesting conditions and other restrictions as the underlying RSUs and only paid at the time such RSUs are settled in shares of Common Stock. RSU award agreements generally provide for accelerated vesting of all unvested RSUs in connection with a termination without cause from the board or a change of control and accelerated vesting of the portion of the unvested RSUs scheduled to vest in the year of the recipient’s voluntary resignation from or failure to be re-elected to the board.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
The following table sets forth information regarding compensation of our directors paid during the year ended December 31, 2022:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)
Dr. M. Therese Antone	$99,500	$65,000(3)	—	—	—	—	$164,500
James L. Nelson	—	—(4)	—	—	—	—	—
P. Sue Perrotty	$149,500	$117,500(5)	—	—	—	—	$267,000
Edward G. Rendell	$95,500	$65,000(3)	—	—	—	—	$160,500
Edward M. Weil, Jr.	—	—	—	—	—	—	—
Abby M. Wenzel	$96,500	$65,000(3)	—	—	—	—	$161,500

(1)
Value of restricted shares calculated based on their grant date fair value computed in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in Note 13 to the financial statements in the 10-K for the year ended December 31, 2022. As of December 31, 2022, Dr. Antone, Ms. Perrotty, Governor Rendell and Ms. Wenzel held 8,218, 14,858, 8,218 and 8,218 unvested restricted shares, respectively.

(2)
No dividends were paid or credited with respect to unvested RSUs during the year ended December 31, 2022.

(3)
Represents 4,281 RSUs granted on April 19, 2022.

(4)
Does not include 35,100 restricted shares awarded to Mr. Nelson for his services as our chief executive office during the year ended December 31, 2022.

(5)
Represents 7,740 RSUs granted on April 19, 2022.

Securities Authorized for Issuance Under Equity Compensation Plans
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) [NTD: To be confirmed]
	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	2,545,040(1)	—	1,619,464
Equity Compensation Plans not approved by security holders	—	—	0
Total	2,545,040(1)	—	1,619,464

(1)
Represents shares of Common Stock underlying LTIP Units awarded to the Advisor pursuant to the 2021 OPP and unvested RSUs issued to the directors. The LTIP Units may be earned by the Advisor based on our achievement of threshold, target or maximum performance goals based on our absolute and relative total stockholder return over a performance period commencing on June 3, 2021 and ending on the earliest of (i) June 3, 2024, (ii) the effective date of any Change of Control (as defined in the Advisor Plan) and (iii) the effective date of any termination of the Advisor’s service as our advisor. LTIP Units earned as of the last day of the performance period will also become vested as of that date. Effective as of that same date, any LTIP Units that are not earned will automatically and without notice be forfeited without the payment of any consideration by us. For additional information on the 2021 OPP, please see “Certain Relationships and Related Transactions  —  Multi-Year Outperformance Agreements.”
Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, which was mandated by Section 953(a) of the Dodd-Frank Act, we are providing the following information about the relationship between “compensation actually paid” to our principal executive officer or “PEO” and “compensation actually paid” to our non-PEO NEOs (our only other NEO who is not a PEO), and the financial performance of the Company during the years ended December 31, 2022, 2021 and 2020, respectively, in each case calculated in a manner consistent with SEC rules.
					Value of Initial Fixed $100 Investment Based On(4):
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(2)(3)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Total Shareholder Return	Peer Group Total Shareholder Return	Net Loss Attributable to Common Stockholders (in millions)
2022	$552,620	$462,027	$507,774	$382,037	$86.50	$99.58	$(8,363)
2021	$525,544	$405,202	$421,870	$324,536	$93.15	$131.65	$(8,698)
2020	$254,683	$250,822	$216,392	$213,111	$95.13	$93.69	$(7,775)

(1)
James L. Nelson is the PEO reflected in these columns for the fiscal years ended December 31, 2022, 2021 and 2020, respectively.

(2)
Compensation actually paid or “CAP” to our PEO and Non-PEO NEO is calculated based on the “Total Compensation” reported in the Summary Compensation Table above for each of the applicable fiscal years, adjusted to exclude and include certain items in accordance with Item 402(v) of Regulation S-K as follows.

(3)
Christopher J. Masterson is the non-PEO NEO reflected in these columns, and our only non-PEO NEO for the covered fiscal years. Mr. Masterson is the Company’s chief financial officer, treasurer and secretary.

(4)
Represents cumulative total return to holders of our Common Stock against the cumulative total return of our peer entities, represented by FTSE National Association of Real Estate Investment Trusts Equity Index (“NAREIT Index”) from December 31, 2019 (the last trading day before Fiscal 2020) through December 31, 2022 (the last trading day of the covered period), calculated from the market close on the last trading day before Fiscal 2020 through and including the end of each applicable fiscal year in the table above for which the total shareholder return is being calculated. The total shareholder return for each investment assumes that $100 was invested in our Common Stock and the respective index on December 31, 2019 through December 31, 2022, including reinvestment of any dividends.

PEO SCT Total to CAP Reconciliation
			Additions to SCT Total(2)
Fiscal Year	SCT Total	Deductions from SCT Total(1)	Fair Value of Current Year Equity Awards	Change in Fair Value of Prior Years’ Awards Unvested	Change in Fair Value of Prior Years’ Awards that Vested	CAP
2022	$552,620	$500,175	$500,175	$(72,679)	$(17,914)	$462,027
2021	$525,544	$499,324	$400,718	$(19,949)	$(1,787)	$405,202
2020	$254,683	$248,963	$245,102	$0	$0	$250,822
Average Non-PEO NEOs SCT Total to CAP Reconciliation
			Additions to SCT(2)
Fiscal Year	SCT Total	Deductions from SCT Total(1)	Fair Value of Current Year Equity Awards	Change in Fair Value of Prior Years’ Awards Unvested	Change in Fair Value of Prior Years’ Awards that Vested	CAP
2022	$507,774	$440,325	$388,413	$(59,095)	$(14,730)	$382,037
2021	$421,870	$399,364	$320,498	$(16,949)	$(1,519)	$324,536
2020	$216,392	$211,532	$208,251	$0	$0	$213,111

(1)
Represents the grant date fair value of equity-based awards granted each year. The fair values of equity compensation, including such amounts described in the tables below, are calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 13 to the Company’s financial statements for Fiscal 2022 contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2022, filed with the SEC on February 23, 2023. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the NEOs.

(2)
We did not report a change in pension value for any of the years reflected in this table because the Company does not maintain a defined benefit or actuarial pension plan and therefore a deduction from SCT related to such pension plans is not needed.

(3)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The fair values of equity compensation, including such amounts described in the tables above, are calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 13 to the Company’s financial statements for Fiscal 2022 contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2022, filed with the SEC on February 23, 2023. The amounts shown in the table reflect the total fair value on the applicable date(s) listed in the table above, and do not necessarily reflect the actual value, if any, that may be realized by the applicable NEO.

Tabular Disclosure of Most Important Measures to Determine Fiscal 2022 CAP
In determining compensation actually paid for the year ended December 31, 2022, we did not consider any financial performance measures. Accordingly, we have not included a tabular list of our most important financial measures to determine compensation actually paid during the year ended December 31, 2022 pursuant to Item 402(v) of Regulation S-K and we have not included a “company selected measure” (CSM) column in the table above.
Relationship Between Company TSR and Peer Group TSR; Financial Performance Measures and CAP
Relationship Between Company TSR and Peer Group TSR
Between the years ended December 31, 2020 and 2021, respectively, the NAREIT Index total shareholder return (“TSR”) showed an increase of approximately 41%, while our TSR decreased by approximately 2%.

Between the years ended December 31, 2021 and 2022, respectively, the NAREIT Index TSR showed a decrease of approximately 24%, while our TSR decreased by approximately 7%.
Relationship Between Financial Performance Measures and CAP
Between the years ended December 31, 2020 and 2021, respectively, our TSR decreased by approximately 2%, our net loss increased by approximately 12%, our PEO CAP increased by approximately 62% and our average non-PEO NEO CAP increased by approximately 52%.
Between the years ended December 31, 2021 and 2022, respectively, our TSR decreased by approximately 7%, our net loss decreased by approximately 4%, our PEO CAP increased by approximately 14% and our average non-PEO NEO CAP increased by approximately 18%.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of [•], 2023, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s NEOs and directors; and

•
all of the Company’s executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
BlackRock, Inc.(2)	18,389,888	[•]
The Vanguard Group(3)	17,046,642	[•]
State Street Corporation(4)	6,867,671	[•]
James L. Nelson(5)	[•]	[•]
Christopher J. Masterson(6)	[•]	[•]
Edward M. Weil, Jr.(7)	[•]	[•]
Dr. M. Therese Antone(8)	[•]	[•]
P. Sue Perrotty(9)	[•]	[•]
Edward G. Rendell(10)	[•]	[•]
Abby M. Wenzel(11)	[•]	[•]
All directors and executive officers as a group (seven persons)(12)	[•]	[•]

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each individual or entity listed in the table is 650 Fifth Avenue, 30th Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
The business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. Blackrock, Inc. has sole voting power over 18,084,534 shares, shared voting power over no shares, sole dispositive power over 18,389,888 shares and shared dispositive power over no shares. The information contained herein with respect to BlackRock, Inc. is based solely on the Amendment No. 4 to the Schedule 13G filed by BlackRock, Inc. with the SEC on January 26, 2023.

(3)
The business address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group, Inc. has sole voting power over no shares, shared voting power over 165,631 shares, sole dispositive power over 16,779,845 shares and shared dispositive power over 266,797 shares. The information contained herein with respect to The Vanguard Group, Inc. is based solely on Amendment No. 8 to the Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 9, 2023.

(4)
The business address of State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. State Street Corporation has shared voting power over 5,426,946 shares, shared dispositive power over 6,867,671 shares and no sole voting or dispositive power. The information contained herein with respect to State Street Corporation is based solely on Amendment No. 2 to the Schedule 13G filed by State Street Corporation with the SEC on February 3, 2023.

(5)
Includes 36,950 unvested restricted shares.

(6)
Includes 52,706 unvested restricted shares.

(7)
Mr. Weil, one of our directors, is also the chief executive officer of AR Global. While Mr. Weil owns a non-controlling in interest in the parent of AR Global and AR Capital, LLC (“AR Capital”), Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global or AR

Capital may own or control, directly or indirectly, and Mr. Weil disclaims beneficial ownership of such shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the 19,419 and 16,481 shares of our Common Stock directly or indirectly beneficially owned by AR Global and AR Capital, respectively.
(8)
Excludes 8,218 shares of Common Stock issuable to Dr. Antone upon vesting of unvested RSUs.

(9)
Excludes 14,858 shares of Common Stock issuable to Ms. Perrotty upon vesting of unvested RSUs.

(10)
Excludes 8,218 shares of Common Stock issuable to Governor Rendell upon vesting of unvested RSUs.

(11)
Excludes 8,218 shares of Common Stock issuable to Ms. Wenzel upon vesting of unvested RSUs.

(12)
Excludes a total of 39,512 shares of Common Stock issuable to the independent directors upon vesting of unvested RSUs.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
James L. Nelson, our chief executive officer and president, also is the chief executive officer and president of the Advisor and the Property Manager. Christopher J. Masterson, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of the Advisor and the Property Manager. AR Global indirectly owns 95% of the membership interests in the Advisor and all of the membership interests in the Property Manager. Mr. Weil, one of our directors, is also the chief executive officer of AR Global and owns a non-controlling interest in the parent of AR Global.
Advisory Agreement
We are externally managed by the Advisor. Under our advisory agreement with our Advisor, our Advisor and its affiliates manage our affairs on a day-to-day basis, including managing and leasing our properties in North America and Europe. The Advisor is permitted to engage one or more third parties to assist with these responsibilities, all subject to the terms of our advisory agreement.
Our advisory agreement requires us to pay a base management fee in a minimum fee amount of  $18.0 million per annum (the “Minimum Base Management Fee”), payable in cash on a pro rata monthly basis at the beginning of each month, plus a variable fee amount equal to 1.25% per annum of the sum, since the effective date of the advisory agreement in June 2015, of: (i) the cumulative net proceeds of all common equity issued by the Company; (ii) any equity of the Company issued in exchange for or conversion of preferred stock or exchangeable notes based on the stock price at the date of issuance; and (iii) any other issuances of common, preferred, or other forms of equity of the Company, including units in an operating partnership (excluding equity based compensation but including issuances related to an acquisition, investment, joint-venture or partnership) (the “Variable Base Management Fee” and, together with the Minimum Base Management Fee, the “Base Management Fee”).
We also pay the Advisor an incentive fee (“Incentive Compensation”) under our advisory agreement depending on performance for the 12-month period from January 1 to December 31 of each year. Any Incentive Compensation earned is payable 50% in cash and 50% in shares of Common Stock (subject to certain lock up restrictions.) After the end of each performance period, the Incentive Compensation is subject to a final adjustment in accordance with the terms of the advisory agreement based on the difference, if any, between the amount of Incentive Compensation paid to the Advisor during the year and the amount actually earned by the Advisor at the end of the year. In connection with any adjustments, shares of Common Stock that were issued as a portion of any quarterly installment payment are retained and, for purposes of any repayment required to be made by the Advisor, have the value they had at the time of issuance and are adjusted in respect of any dividend or other distribution received with respect to those shares to allow recoupment of the same.
Under our advisory agreement, the Incentive Fee Lower Hurdle is equal to $2.25 per share in the aggregate and $0.5625 per share per quarter for the annual period beginning January 1, 2022 and each annual period thereafter, subject to potential annual increases by the Company’s independent directors as described below. The Incentive Fee Upper Hurdle is equal to $2.92 per share in the aggregate and $0.73 per share per quarter for the annual period beginning January 1, 2022 and each annual period thereafter, subject to potential annual increases by the Company’s independent directors as described below.
On January 1, 2023, the annual thresholds became subject to annual increases by a majority of the Company’s independent directors (in their good faith reasonable judgment, after consultation with the Advisor). The percentage at which independent directors may so increase the thresholds remains a percentage equal to between 0% and 3%. In addition, in May 2026, the Advisor has a right to request that the Company’s independent directors reduce the then current Incentive Fee Lower Hurdle and Incentive Fee Upper Hurdle and determine whether any reduction in the annual thresholds is warranted. The Advisor will again have this right in May 2031 and then every five years thereafter.
During the year ended December 31, 2022, we paid Minimum Base Management Fees equal to $18.0 million and Variable Base Management Fees equal to approximately $14.5 million. The Advisor did not earn any Incentive Compensation during the year ended December 31, 2022.

The amounts payable to the Advisor each year with respect to both the Base Management Fee, taken alone, and taken together with the Incentive Compensation are capped at certain thresholds based on the cost of the Company’s assets, subject to adjustments. These caps were not applicable during the year ended December 31, 2022.
We reimburse the Advisor or its affiliates for expenses paid or incurred by the Advisor and its affiliates in providing services to the Company under our advisory agreement, except for those expenses that are specifically the responsibility of the Advisor under our advisory agreement, such as salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of personnel of the Advisor and its affiliates (including our executive officers) who provide services to the Company under our advisory agreement, the Advisor’s rent and general overhead expenses, the Advisor’s travel expenses (subject to certain exceptions), professional services fees incurred with respect to the Advisor for the operation of its business, insurance expenses (other than with respect to our directors and officers) and information technology expenses. In addition, these reimbursements are limited for any amounts by which our operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of  (a) 2% of average invested assets and (b) 25% of net income. This limitation has not been exceeded to date. During the year ended December 31, 2022, we incurred general and administrative costs and other expense reimbursements of approximately $1.1 million.
No later than January 31 of each year, our independent directors are required to determine, in good faith, whether the Advisor has satisfactorily achieved annual performance standards for the immediately preceding year based primarily on actions or inactions of the Advisor, and determine the annual performance standards for the next year.
Our advisory agreement has an initial term expiring June 1, 2035, with automatic renewals for consecutive five-year terms unless terminated (1) in accordance with notice of an election not to renew at least 365 days prior to the expiration of the then-current term, (2) in connection with a change of control of us or the Advisor, (3) by the independent directors in connection with the or the Advisor’s failure (based on a good faith determination by our independent directors) to meet annual performance standards for the year based primarily on actions or inactions of the Advisor, subject to notice and cure provisions, (4) with 60 days’ notice by us with cause, subject in some circumstances to notice and cure provisions, or (5) with 60 days prior written notice by the Advisor for any material default of our advisory agreement by us, subject to notice and cure provisions. In the event of a termination in connection with a change of control of us or the Advisor’s failure to meet annual performance standards, we would be required to pay a termination fee that could be up to 2.5 times the compensation paid to the Advisor in the previous year, plus expenses.
The Company has also agreed under our advisory agreement to reimburse, indemnify and hold harmless each of the Advisor and its affiliates, and the directors, officers, employees, partners, members, stockholders, other equity holders, agents and representatives of the Advisor and its affiliates (each, a “Advisor Indemnified Party”), of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including reasonable attorneys’ fees) in respect of or arising from any acts or omissions of the Advisor Indemnified Party performed in good faith under our advisory agreement and not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties on the part of the Advisor Indemnified Party. In addition, the Company has agreed to advance funds to an Advisor Indemnified Party for reasonable legal fees and other reasonable costs and expenses incurred as a result of any claim, suit, action or proceeding for which indemnification is being sought, subject to repayment if the Advisor Indemnified Party is later found pursuant to a final and non-appealable order or judgment to not be entitled to indemnification.
In connection with any sale or similar transaction involving any investment, subject to the terms of our advisory agreement, we will pay the Advisor a fee in connection with net gain recognized by us in connection with the sale or transaction (the “Gain Fee”) unless the proceeds of the transaction or series of transactions are reinvested in one or more investments within 180 days thereafter. The Gain Fee is equal to 15% of the amount by which the gains from the sale of investments in the applicable month exceed the losses from the sale of investments in that month unless the proceeds from such transaction or series of transactions are reinvested in one or more investments within 180 days thereafter. The Gain Fee is calculated at the end of each month and paid, to the extent due, with the next installment of the Base Management Fee. The Gain Fee is calculated by aggregating all of the gains and losses from the preceding month. There was no Gain Fee earned during the year ended December 31, 2022.
As described in “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders  —  Compensation Discussion and Analysis,” during the year ended December 31, 2022, we awarded a total of 207,242 restricted shares to certain employees of the Advisor or its affiliates who are involved in providing services to us pursuant to a delegation of authority by the compensation committee to Mr. Weil. In addition, during the quarter ended September 30, 2022, the Company issued 23,156 Restricted Shares to former employees of the Advisor, working as consultants to the Advisor.
The Company reimburses the Advisor or its affiliates for expenses paid or incurred by the Advisor or its affiliates in providing services to the Company under the advisory agreement, except for those expenses that are specifically the responsibility of the Advisor under the advisory agreement, such as salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of personnel of the Advisor and its affiliates (including the Company’s executive officers) who provide services to the Company under our advisory agreement, the Advisor’s rent and general overhead expenses, the Advisor’s travel expenses (subject to certain exceptions), professional services fees incurred With respect to the Advisor for the operation of its business, insurance expenses (other than with respect to the Company’s directors and officers) and information technology expenses. In addition, these reimbursements are subject to the limitation that the Company will not reimburse the Advisor for any amount by which the Company’s operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of (a) 2.0% of average invested assets and (b) 25.0% of net income, unless the excess amount is otherwise approved by the Company’s Board of Directors. The amount of expenses reimbursable for the year ending December 31, 2022 did not exceed these limits.
Under the Advisory Agreement, the Company is required to pay to the Advisor a fee in connection with net gain recognized by the Company in connection with the sale or similar transaction of any investment equal to 15% of the amount by which the gains from the sale of investments in the applicable month exceed the losses from the sale of investments in that month unless the proceeds from such transaction or series of transactions are reinvested in one or more investments within 180 days thereafter (the “Gain Fee”). The Gain Fee is calculated at the end of each month and paid, to the extent due, with the next installment of the Base Management Fee. The Gain Fee is calculated by aggregating all of the gains and losses from the preceding month. There was no Gam Fee paid during the years ended December 31, 2022, 2021 or 2020, respectively.
The following table reflects related party fees, as described above, incurred and contractually due as of and for the year ended December 31, 2022:
(In thousands)
Ongoing fees:
Asset management fees(1)	$32,549
Property management fees	7,573
Expense reimbursements(2)	1,138
Total fees and expenses reimbursed to related parties	$41,260

(1)
The Advisor, in accordance with the advisory agreement, received asset management fees in cash equal to the annual Minimum Base Management Fee of $18.0 million and the Variable Base Management Fee. The Variable Base Management Fee was $14.5 million, for the year ended December 31, 2022.

(2)
The Company incurred general and administrative costs and other expense reimbursements which are recorded within general and administrative expenses on the consolidated statements of operations.

Multi-Year Outperformance Agreements
2021 OPP
On May 3, 2021, the Company’s independent directors authorized an award of LTIP Units under the 2021 OPP and, on June 3, 2021, the Company, the OP and the Advisor entered into the 2021 OPP. Based on a maximum award value of $50.0 million and initial share price for the 2021 OPP equal to $20.00, the closing price of Common Stock on June 2, 2021, the Advisor was granted a total of 2,500,000 LTIP Units pursuant to the 2021 OPP. These LTIP Units may be earned and become vested based on the Company’s TSR, including both share price appreciation and reinvestment of Common Stock dividends, compared to the initial share price over a performance period commencing on June 3, 2021 and ending on the earliest of (i) June 3, 2024, (ii) the effective date of any Change of Control (as defined in the Advisor Plan) and (iii) the effective date of any termination of the Advisor’s service as the Company’s advisor.
Under current accounting rules, the total fair value of the LTIP Units granted under the 2021 OPP of $27.7 million was fixed as of June 3, 2021 and will not be remeasured in subsequent periods unless the 2021 OPP is amended. The amortization of the fair value of the LTIP Units that were granted will be recorded evenly over the requisite service period which is approximately 3.1 years from May 3, 2021, the date that the Company’s independent directors approved the award of LTIP Units under the 2021 OPP, through June 3, 2024, the end of the performance period.
Compensation Expense — 2021 OPP
During the year ended December 31, 2022, the Company recorded share-based compensation expense related to the LTIP Units of $9.0 million which is recorded in equity-based compensation in the consolidated statements of operations and comprehensive loss.
LTIP Units/Distributions/Redemptions
The rights of the Advisor as the holder of the LTIP Units are governed by the terms of the LTIP Units set forth in the agreement of limited partnership of the Company’s operating partnership or “OP”. Holders of LTIP Units are entitled to distributions on the LTIP Units equal to 10% of the distributions made per OP Unit (other than distributions of sale proceeds) until the LTIP Units are earned. Distributions paid on an OP Unit are equal to dividends paid on a share of Common Stock. Distributions paid on LTIP Units are not subject to forfeiture, even if the LTIP Units are ultimately forfeited. The Advisor is entitled to a priority catch-up distribution on each earned LTIP Unit equal to 90% of the aggregate distributions paid on OP Units during the applicable performance period. Any LTIP Units that are earned become entitled to receive the same distributions paid on the OP Units. If and when the Advisor’s capital account with respect to an earned LTIP Unit is equal to the capital account balance of an OP Unit, the Advisor, as the holder of the earned LTIP Unit, in its sole discretion, is entitled to convert the LTIP Unit into an OP Unit, which may in turn be redeemed on a one-for-one basis for, at the Company’s election, a share of Common Stock or the cash equivalent thereof.
The Company paid distributions on LTIP Units of $0.4 million for the year ended December 31, 2022. These amounts are recorded in the Company’s consolidated statements of changes in equity.
Performance Measures
With respect to one-half of the LTIP Units granted under the 2021 OPP, the number of LTIP Units that become earned (if any) will be determined as of the last day of the performance period based on the Company’s achievement of absolute TSR levels as shown in the table below.
Performance Level	% of Relative TSR LTIP Units Earned	Absolute TSR	Number of LTIP Units Earned — 2021 OPP
Below Threshold	0%	Less than 24%	0
Threshold	25%	24%	312,500
Target	50%	30%	625,000
Maximum	100%	36% or higher	1,250,000
If the Company’s absolute TSR is more than 24% but less than 30%, or more than 30% but less than 36%, the number of LTIP Units that become earned is determined using linear interpolation as between those tiers, respectively.

With respect to the remaining one-half of the LTIP Units granted under the 2021 OPP, the number of LTIP Units that become earned (if any) will be determined as of the last day of the performance period based on the difference (expressed in terms of basis points (“bps”), whether positive or negative, as shown in the table below) between the Company’s absolute TSR on the last day of the performance period relative to the average TSR of a peer group consisting of Lexington Realty Trust, Office Properties Income Trust and W.P. Carey, Inc. as of the last day of the performance period.
Performance Level	% of Relative TSR LTIP Units Earned	Relative TSR Excess	Number of LTIP Units Earned — 2021 OPP
Below Threshold	0%	Less than -600 bps	0
Threshold	25%	-600 bps	312,500
Target	50%	0 bps	625,000
Maximum	100%	600 bps	1,250,000
If the relative TSR excess is more than -600 bps but less than zero bps, or more than zero bps but less than +600 bps, the number of LTIP Units that become earned is determined using linear interpolation as between those tiers, respectively.
Other Terms
In the case of a Change of Control or a termination of the Advisor without Cause (as defined in the Advisory Agreement), the number of LTIP Units that become earned will be calculated based on actual performance through the last trading day prior to the effective date of the Change of Control or termination (as applicable), with the hurdles for calculating absolute TSR prorated to reflect a performance period of less than three years but without prorating the number of LTIP Units that may become earned to reflect the shortened performance period.
In the case of a termination of the Advisor for Cause, the number of LTIP Units that become earned will be calculated based on actual performance through the last trading day prior to the effective date of the termination, with the hurdles for calculating absolute TSR and the number of LTIP Units that may become earned each prorated to reflect a performance period of less than three years.
Pursuant to the terms of the Advisory Plan, the LTIP Units will be administered by the Board or a committee thereof, defined as the “Committee” in the Advisor Plan. Promptly following the performance period, the Committee will, except in certain circumstances, determine the number of LTIP Units earned (if any) based on calculations prepared by an independent consultant engaged by the Committee and as approved by the Committee in its reasonable and good faith discretion. The Committee also must approve the transfer of any LTIP Units or any OP Units into which LTIP Units may be converted in accordance with the terms of the agreement of limited partnership of the OP. Any LTIP Units that are not earned will automatically be forfeited effective as of the end of the performance period and neither the Company nor the OP will be required to pay any future consideration in respect thereof.
Property Manager
Pursuant to our property management agreements with the Property Manager, the Property Manager provides property management and leasing services for properties owned by the Company, for which the Company pays fees to the Property Manager equal to: (i) with respect to stand-alone, single-tenant net leased properties which are not part of a shopping center, 2.0% of gross revenues from the properties managed and (ii) with respect to all other types of properties, 4.0% of gross revenues from the properties managed, in each case plus market-based leasing commissions applicable to the geographic location of the applicable property.
For services related to overseeing property management and leasing services provided by any person or entity that is not an affiliate of the Property Manager, the Company pays the Property Manager an oversight fee equal to 1.0% of gross revenues of the property managed. This oversight fee is not, however, paid on 39 of the Company’s properties which are the subject of separate property management agreements entered into with the Property Manager in connection with a multi-property mortgage loan in October 2017, a multi-property mortgage loan in April 2019, and a multi-property mortgage loan in September 2019 (the “Loan Property PMLAs”) which have otherwise nearly identical terms to the primary property and management leasing agreement (the “Primary PMLA”), which remains applicable to all other properties.
The Primary PMLA and the Loan Property PMLAs have one-year terms that are automatically extended for an unlimited number of successive one-year terms unless terminated by either party upon notice. Either the Company or the Property Manager may terminate the Primary PMLA at any time upon at least 12 months’ prior written notice. Either the Company or the Property Manager may terminate the Loan Property PMLAs upon 60 days’ written notice prior to the end of the applicable term.
During the year ended December 31, 2022, the Company paid the Property Manager $7.6 million of property management fees. During the year ended December 31, 2022, we incurred leasing commissions to the Property Manager of $3.8 million, of which $0.6 million was recorded as part of the property management fees for the year ended December 31, 2022. The remainder of the balance will be recorded over the terms of the related leases.
If cash flow generated by any of the Company’s properties is not sufficient to fund the costs and expenses incurred by the Property Manager in fulfilling its duties under the property management and leasing agreements, the Company is required fund additional amounts. Costs and expenses that are the responsibility of the Company under the property management and leasing agreements include, without limitation, reasonable wages and salaries and other employee-related expenses of all on-site and off-site employees of the Property Manager who are engaged in the operation, management, maintenance and leasing of the properties and other out-of-pocket expenses which are directly related to the operation, management, maintenance and leasing of specific properties, but may not include the Property Manager’s general overhead and administrative expenses. During the year ended December 31, 2022, the cash flow generated by the Company’s properties was sufficient to fund these costs and expenses so no additional amounts were paid to the Property Manager under the property management and leasing agreements other than the property management fees described above.
Investment Allocation Agreement
We are party to an investment opportunity allocation agreement with RTL, which is a Nasdaq-listed REIT advised by affiliates of AR Global. Pursuant to the allocation agreement, each opportunity to acquire one or more domestic office or industrial properties will be presented first to us, and each opportunity to acquire one or more domestic retail or distribution properties with a lease duration of ten years or more will be presented first to RTL, and will be presented to us only after RTL has determined not to acquire the property.
Indemnification Obligations
Subject to conditions and exceptions, the Company has agreed pursuant to our advisory agreement to indemnify the Advisor and its affiliates, as well as their respective officers, directors, equity holders, members, partners, stockholders, other equity holders and employees, from and against all losses, claims, damages, losses, joint or several, expenses (including reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising in the performance of their duties under our advisory agreement. Subject to conditions and exceptions, the Company has also agreed to advance any indemnitee legal expenses and other costs incurred as a result of any legal action for which the indemnification being sought is permissible.
We have entered into indemnification agreements with the Advisor and certain of its affiliates, each of our directors and officers, and certain former directors and officers providing that we will indemnify them to the extent permitted by Maryland law and our charter and advance expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter, our Bylaws and Maryland law. For the period commencing on January 1, 2022 through the date of this Proxy Statement, we have not reimbursed the Advisor and its affiliates with respect to any expenses incurred in connection with litigation.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board has furnished the following report on its activities during the year ended December 31, 2022. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Global Net Lease, Inc.:
We have reviewed and discussed with management Global Net Lease, Inc.’s audited financial statements as of and for the year ended December 31, 2022.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in Global Net Lease, Inc.’s Annual Report to Stockholders for the year ended December 31, 2022.
Audit Committee
Dr. M. Therese Antone (Chair)
P. Sue Perrotty
Abby M. Wenzel

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board has furnished the following report during the year ended December 31, 2022. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Global Net Lease, Inc.:
We have reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Securities Exchange Act of 1934, as amended, with management.
Based on the review and discussions described above, we recommended to the Board of Directors of Global Net Lease, Inc. (the “Company”) that the “Compensation Discussion and Analysis” be included in the Company’s proxy statement.
Compensation Committee
Governor Edward G. Rendell (Chair)
Abby M. Wenzel

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of six members, four of whom are independent directors and two of whom are “managing directors”. We also have one vacancy. The vacancy on the Board resulted from the death of one of our directors, Mr. Lee Elman, in November 2022. Our Board has not decided on a replacement to fill the vacancy. Our Bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. The Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. At the Annual Meeting, two Class III directors will be elected to serve until the 2026 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Edward M. Weil, Jr. and James L. Nelson for election as Class III directors to serve until our 2026 Annual Meeting and until their successors are duly elected and qualify. Mr. Weil and Mr. Nelson currently serve as Class III directors of the Company and are each “managing directors” as defined in our Bylaws. Each of Messrs. Weil and Nelson have agreed to be named in this Proxy Statement and to serve as a director if elected.
The proxy holders named on the proxy card intend to vote “FOR” the election of Mr. Weil and Mr. Nelson as Class III directors. The election of the Class III directors requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Withhold votes and broker non-votes, if any, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Mr. Weil and Mr. Nelson will be unable to serve if elected. If, at the time of the Annual Meeting, Mr. Weil or Mr. Nelson should become unable to serve, shares represented by the proxies will be voted “FOR” any substitute nominee designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.
Please see the sections titled “Questions and Answers About the Meeting and Voting” and “Background to the Solicitation” for a summary of pending litigation between the Company and Blackwells regarding Blackwells’ attempt to nominate two candidates for election to the Board of Directors and submit six non-binding advisory proposals for a vote of the stockholders at the Annual Meeting.
Blackwells attempted to provide notice of its intent to nominate two candidates for election to the Board as Class III directors and bring six non-binding advisory proposals for a vote of the stockholders at the Annual Meeting. However, the Board determined that the notice sent by Blackwells failed to comply with Maryland law and our Bylaws, and therefore the Company rejected each of their purported director nominations and non-binding proposals. Blackwells has filed a complaint against the Company and another defendant in the Circuit Court of Baltimore City, Maryland relating to the attempted notice of nominations and proposals. Unless Blackwells’ purported nominations and proposals are determined to be valid by the Maryland courts and are properly presented at the Annual Meeting, such nominations and proposals will be disregarded, and no proxies or votes in favor of such purported nominees or proposals will be recognized or tabulated at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EDWARD M. WEIL, JR. AND JAMES L. NELSON AS CLASS III DIRECTORS, TO SERVE UNTIL THE COMPANY’S 2026 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2023.
Although ratification by stockholders is not required by law or by our charter or Bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. PricewaterhouseCoopers LLP reports directly to our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of PricewaterhouseCoopers LLP will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Fees
The following table summarizes the fees billed to us for professional services rendered by PricewaterhouseCoopers LLP, all of which have been approved by the audit committee, for the fiscal years ended December 31, 2022 and December 31, 2021, respectively:
	2022	2021
Audit Fees	$1,975,751	$2,400,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,975,751	$2,400,000
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that the services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PricewaterhouseCoopers LLP were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

CODE OF ETHICS AND CORPORATE GOVERNANCE GUIDELINES
The Board adopted a Second Amended and Restated Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our executive officers and directors, including but not limited to, our principal executive officer and principal financial officer. We have also adopted Corporate Governance Guidelines to assist the Board of Directors in the exercise of its responsibilities.
A copy of our Code of Ethics and Corporate Governance Guidelines may be obtained, free of charge, by sending a written request to our executive office: 650 Fifth Avenue, 30th Floor, New York, NY 10019, Attention: Secretary. Our Code of Ethics and Corporate Governance Guidelines are also publicly available on our website at www.globalnetlease.com. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our directors, chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on that website or in a current report on Form 8-K.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Except as described herein, our Board does not intend to present for consideration at the Annual Meeting or any postponements or adjournments thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion, to the extent permitted by Rule 14(a)-4(c) under the Exchange Act.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Stockholder proposals submitted under Rule 14a-8 must be submitted in accordance with the procedures specified in the rule and be received at our principal executive offices by [•], 2023. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
Requests for inclusion of any proposal under our Bylaws or to nominate persons to serve as a director must be submitted in accordance with the procedures set forth in our Bylaws and include the information specified in the Bylaws. Under our current Bylaws, proposals to nominate a director or other stockholder proposals must be in writing and, to be properly submitted for presentation at our 2024 Annual Meeting, must be received by our secretary at our principal executive office during the period beginning on [•], 2023 and ending at 5:00 p.m. Eastern Time, on [•], 2023. In addition, in order to comply with the SEC’s universal proxy rules, any stockholder who intends to solicit proxies in support of director nominees other than our nominees for the 2024 Annual Meeting must also provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than [•], 2024, including providing a statement that such stockholder intends to solicit the holders of shares of Common Stock representing at least 67% of the voting power of the Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. If the 2024 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the 2023 Annual Meeting, stockholders must also provide notice that sets forth the information required by Rule 14a-19(b) Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.
All nominations and proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
Christopher J. Masterson
Chief Financial Officer, Treasurer and Secretary

APPENDIX A: ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, members of our Board, the Board’s nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).
Directors and Nominees
For more information on the names, ages and principal occupations of the Company’s directors and director nominees, please see “Board of Directors, Executive Officers and Corporate Governance” beginning on page [•] of this Proxy Statement.
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement, the business address for the Company’s directors and director nominees is c/o Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019.
Officers
The executive officers of the Company who are participants are James L. Nelson and Christopher J. Masterson. The business address for these Participants is c/o Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. For information on the principal occupations of these Participants, please see “Board of Directors, Executive Officers and Corporate Governance” beginning on page [•] of this Proxy Statement.
Information Regarding Ownership of the Company’s Securities by Participants
For information on the number of the Company’s securities beneficially owned by each Participant who is one of the Company’s directors, director nominees or executive officers, please see “Stock Ownership of Directors, Officers and Certain Stockholders” on page [•] of this Proxy Statement.
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant during the period from March 1, 2021 through [•], 2023. Included herein are transactions related to LTIP Units originally issued in 2018 and earned in 2021 and additional LTIP Units issued in 2021 but not yet earned. These transactions are reported as acquisitions, dispositions and conversions under the rules governing the reporting of security ownership which is not equal to the pecuniary interest held by the persons reporting the transactions. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description Code
Abby M Wenzel	4/15/2021	3,474	A	A
Abby M Wenzel	4/22/2022	4,281	A	A
Christopher J. Masterson	6/24/2021	20,975	A	A
Christopher J. Masterson	9/15/2021	1,161	D	F
Christopher J. Masterson	4/25/2022	30,900	A	A
Christopher J. Masterson	5/3/2022	1,895	D	F
Christopher J. Masterson	9/15/2022	1,096	D	F
Edward G Rendell	4/15/2021	3,474	A	A
Edward G Rendell	4/22/2022	4,281	A	A
Edward M. Weil, Jr.	6/3/2021	2,500,000(1)(2)	A	A

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description Code
Edward M. Weil, Jr.	6/14/2021	419,434(2)(3)	D	D
Edward M. Weil, Jr.	6/14/2021	2,135,496(2)(3)	D	C
Edward M. Weil, Jr.	6/14/2021	2,135,496(2)(3)(4)	A	C
Edward M. Weil, Jr.	6/18/2021	2,135,496(2)(3)(4)(5)	A	C
Edward M. Weil, Jr.	6/18/2021	2,135,496(2)(3)(4)(5)	D	J
Edward M. Weil, Jr.	6/18/2021	67,653(2)(4)(5)	A	J
Edward M. Weil, Jr.	6/18/2021	2,135,496(3)(4)(5)	D	C
Edward M. Weil, Jr.	6/25/2021	35,000	D	S
Edward M. Weil, Jr.	6/28/2021	32,653	D	S
James Larry Nelson	6/3/2021	2,500,000(1)(6)(7)	A	A
James Larry Nelson	6/14/2021	419,434(3)(6)(7)	D	D
James Larry Nelson	6/14/2021	2,135,496(3)(6)(7)	D	C
James Larry Nelson	6/14/2021	2,135,496(3)(6)(7)	A	C
James Larry Nelson	6/18/2021	2,135,496(3)(6)(7)	A	C
James Larry Nelson	6/18/2021	2,135,496(3)(6)(7)	D	C
James Larry Nelson	6/21/2021	106,774	A	S
James Larry Nelson	6/24/2021	26,225(8)	A	A
James Larry Nelson	5/3/2022	1,597(9)	D	F
James Larry Nelson	5/5/2022	35,100(8)	A	A
James Larry Nelson	5/10/2022	13,745(9)	D	F
James Larry Nelson	9/15/2022	1,407(9)	D	F
Lee M Elman	4/15/2021	3,474	A	A
Lee M Elman	4/22/2022	4,281	A	A
Portia Sue Perrotty	4/15/2021	6,280	A	A
Portia Sue Perrotty	4/22/2022	7,740	A	A
Therese M Antone	4/22/2022	4,281	A	A

A
Grant, award, or other acquisition

C
Conversion of derivative security

D
Disposition back to the issuer of securities

F
Payment of exercise price or tax liability by delivering or withholding securities

J
Other acquisition or disposition

S
Open market or private sale of securities

(1)
Represents LTIP Units in the OP issued to the Company’s Advisor under the Advisor Plan. These LTIP Units may be earned by the Advisor based on the Company’s achievement of threshold, target and maximum performance goals described in the Proxy Statement. Any LTIP Units that are not earned will automatically be forfeited without the payment of any consideration by the Company or the OP. If and when the Advisor’s capital account with respect to an earned LTIP Unit is equal to the capital account balance of an OP Unit, the Advisor, in its sole discretion, will be entitled to convert the earned LTIP Unit into an OP Unit, which may in turn be redeemed on a one-for-one basis for, at the Company’s election, a share of the Company’s common stock or the cash equivalent thereof.

(2)
Mr. Weil holds a non-controlling equity interest in, the entities that own and control the Advisor. The Advisor beneficially owns the reported securities. Mr. Weil disclaims beneficial ownership of the securities beneficially owned by the Advisor except to the extent of his pecuniary interest therein. Mr. Weil holds a non-controlling interest in AR Capital, LLC (“AR Capital”) and in the entities that own and control the Advisor, which include AR Global Investments, LLC (“AR Global”), and he is also the chief executive officer of AR Global. Mr. Weil disclaims beneficial ownership of the securities held by AR Capital, AR Global and the Advisor except to the extent of his pecuniary interest therein. The shares are held directly by the Advisor.
(3)
Represents LTIP Units in the OP, the operating partnership of the Company, issued to the Company’s Advisor under the 2018 OPP and which were earned by the Advisor. A total of 419,434 LTIP Units previously awarded were not earned and were automatically forfeited without the payment of any consideration by the Company or the OP. On June 14, 2021, the Advisor exercised its discretion and the earned LTIP Units were converted into OP Units.

(4)
On June 17, 2021, the Advisor exercised its right to redeem its 2,135,496 OP Units. On the same day, the Company’s board of directors elected to satisfy the OP’s redemption obligation by issuing shares of the Company’s common stock to the Advisor. The shares were issued to the Advisor on June 18, 2021.

(5)
Also on June 18, 2021, the Advisor distributed these shares to the direct or indirect interest holders of the Advisor, including the ultimate equity owner of the Advisor, and the ultimate equity owner of the Advisor, in turn, distributed 67,653 of these shares to Mr. Weil, representing his proportionate interest with respect to his non-controlling equity interest in the ultimate equity owner of the Advisor. For purposes of the distribution the shares were valued at $19.00 per share.

(6)
Mr. Nelson is the chief executive officer and president of, and, at the time of the transaction, held a non-controlling profits interest in, the Advisor. The Advisor beneficially owns the reported securities. Mr. Nelson disclaimed beneficial ownership of the securities beneficially owned by the Advisor except to the extent of his pecuniary interest therein.

(7)
Held directly by the Advisor. Mr. Nelson is the chief executive officer and president of the Advisor. At the time of the transaction, Mr. Nelson held a non-controlling interest in the Advisor but disclaimed beneficial ownership of the securities beneficially owned by the Advisor except to the extent of his pecuniary interest therein.

(8)
Represents restricted shares of common stock of the Company issued pursuant to the Individual Plan.

(9)
Represents shares of common stock issued to Mr. Nelson under the Individual Plan but withheld for taxes.

Miscellaneous Information Concerning Participants
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant:
1.
No Participant or associate of any Participant beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of our Common Stock or other securities of the Company or any parent or subsidiary of the Company;

2.
No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a Stockholder of the Company or, with respect to a director nominee, as a nominee for director; and

3.
No Participant has purchased or sold any securities of the Company within the past two years.

In addition, neither the Company nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s prior fiscal year or any currently proposed transactions, or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or exceeds $120,000.

There are no material proceedings to which any of the Participants, or any of their respective associates, or any non-Participant executive officers is a party or has a material interest adverse to the Company. Neither the Company nor any of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.
Other than the persons described in this Proxy Statement, no regular employees of the Company have been or are to be employed to solicit Stockholders in connection with this proxy solicitation, provided that in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

  TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE THE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED  GLOBAL NET LEASE, INC. Annual Meeting of Stockholders [•], 2023 [•] This GOLD proxy is solicited by the Board of Directors The undersigned stockholder(s) of Global Net Lease, Inc., a Maryland corporation (the “Company”), hereby appoint(s) [James L. Nelson and Christopher J. Masterson], and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company scheduled to be held virtually at [•] on [•], 2023, commencing at [•] Eastern Time, (including any and all postponements or adjournments thereof, the “Annual Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at such Annual Meeting, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting, to the extent permitted by Rule 14(a)-4(c) under the Exchange Act. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, the terms of each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. When this GOLD proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this GOLD proxy is executed but no instruction if given, the votes entitled to be cast by the undersigned stockholder will be cast “FOR” each of the persons nominated by our Board of Directors and “FOR” Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, to the extent permitted by Rule 14(a)-4(c) under the Exchange Act. At the present time, except as described in the accompanying proxy statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. Continued and to be signed on reverse side GOL D PROXY PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. PRELIMINARY COPY DATED [●], 2023 SUBJECT TO COMPLETION

GLOBAL NET LEASE, INC.

YOUR VOTE IS IMPORTANT.

Please take a moment now to vote your shares of Global Net Lease, Inc. common stock for the upcoming Annual Meeting of Stockholders.

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by Internet

Please access **[•].** Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.

Submit your proxy by Telephone

Please call toll-free from the U.S. or Canada at **[•]** on a touch-tone telephone. If outside the U.S. or Canada, call + [•]. Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below.

CONTROL NUMBER:

You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Submit your proxy by Mail

If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the postage paid envelope provided to: Global Net Lease, Inc. [•]

X Please mark vote as in this example

1. Election of Directors

	FOR	WITHHOLD
James L. Nelson	☐	☐
Edward M. Weil, Jr.	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the year ending December 31, 2023.	☐	☐	☐

DATED: ______________________

____
(SIGNATURE IF HELD JOINTLY)

____
(SIGNATURE IF HELD JOINTLY)

____
(TITLE)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.